UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2013

PERVASIP CORP.

(Exact name of registrant as specified in its charter)

New York	000-04465	13-2511270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 South Broadway, Suite 400

White Plains, NY 10601

(Address of principal executive offices)

(914) 620-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))21723200

Item 3.02  Unregistered Sales of Equity Securities.

On June 27, 2013, Pervasip Corp. (the “Company”) sold to its Chief Executive Office a warrant to purchase 25,333,333 shares of common stock, par value $0.001, of the Company (the “Common Stock”), and to its Chief Information Officer a warrant to purchase 20,000,000 shares of Common Stock. The Company received, in the aggregate, cash payments totaling $68,000. The warrants have a ten-year life and an exercise price of $0.005.

The warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws due to exemptions from registration under the Securities Act pursuant to Section 4(2) and Rule 506 of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

10.1	Form of Common Stock Purchase Warrant issued June 27, 2013 to Paul H. Riss and Mark Richards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIP CORP.

Date: June 28, 2013	By:	/s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer